Exhibit 99.1

November 19, 2014

Great Lakes Dredge & Dock Corporation Announces Pricing of

$25 Million of Senior Notes due 2019

OAK BROOK, Ill.—Great Lakes Dredge & Dock Corporation (NASDAQ: GLDD) (“Great Lakes” or the “Company”) today announced that it has priced its previously announced offering of $25 million in aggregate principal amount of its 7.375% Senior Notes due 2019 (the “Notes”) and entered into an agreement to sell the Notes. The closing of the offering is expected to occur on November 24, 2014, subject to customary closing conditions.

The Notes were priced at 99.500% of face value, plus pre-issuance accrued and unpaid interest from August 1, 2014. The Notes will mature on February 1, 2019. The Notes will constitute a further issuance of and be consolidated and form a single series with the Company’s previously issued 7.375% Senior Notes due 2019 in the aggregate principal amount of $250,000,000 (the “Outstanding Notes”), except that (i) the Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will have transfer restrictions, registration rights and rights to special interest that are not applicable to the Outstanding Notes and (ii) the Notes will have a separate CUSIP number from that of the Outstanding Notes.

Great Lakes intends to use the net proceeds from the offering of the Notes to repay indebtedness incurred under its senior secured revolving credit facility in connection with the recently announced acquisition of Magnus Pacific Corporation, and for general corporate purposes.

The Notes will be sold to qualified institutional buyers pursuant to Rule 144A and to certain persons outside the United States pursuant to Regulation S, each under the Securities Act.

The Notes and the guarantees have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes, the guarantees or any other securities, nor shall there be any sale of the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The Company

Great Lakes is the largest provider of dredging services in the United States and the only U.S. dredging company with significant international operations. The Company is also a significant provider of environmental and remediation services. Great Lakes employs over 150 degreed engineers, most of whom specialize in civil and mechanical engineering, which contributes to its 124-year history of never failing to complete a marine project. Great Lakes has a disciplined training program for engineers that ensures experienced-based performance as they advance through Company operations. Great Lakes also owns and operates the largest and most diverse fleet in the U.S. dredging industry, comprised of over 200 specialized vessels.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (the “SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Great Lakes, include, but are not limited to, risks and uncertainties that are described in Item 1A, “Risk Factors,” of Great Lakes’ Annual Report on Form 10-K for the year ended December 31, 2013, and in other securities filings by Great Lakes with the SEC.

Although Great Lakes believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Great Lakes’ future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Great Lakes Dredge & Dock Corporation

Mary Morrissey, Investor Relations

630-574-3467